UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche European Equity Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

9 Performance Summary

11 Investment Portfolio

15 Statement of Assets and Liabilities

17 Statement of Operations

18 Statement of Changes in Net Assets

19 Financial Highlights

23 Notes to Financial Statements

35 Report of Independent Registered Public Accounting Firm

36 Information About Your Fund's Expenses

37 Tax Information

38 Advisory Agreement Board Considerations and Fee Evaluation

41 Board Members and Officers

46 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The fund may lend securities to approved institutions. Please read the prospectus for more information.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Investment Strategy Deutsche European Equity Fund seeks long-term growth of capital mainly through investments in equity securities of issuers domiciled in Europe.

Deutsche European Equity Fund was launched on November 11, 2014. For its abbreviated fiscal year ended August 31, 2015, Deutsche European Equity Fund returned 1.80%, compared with the MSCI Europe Index return of –1.94%.

The fund employs an active, bottom-up investment philosophy and seeks to identify companies with above-average earnings potential as well as stocks whose earnings appear mispriced by the market. In addition, the fund's managers focus on companies with a favorable market position, forward-looking products, expert management, a strong balance sheet and a shareholder-focused orientation.

During the fund’s abbreviated fiscal period, European stocks posted mixed performance. Through the early months of 2015, European equities performed strongly as Europe’s economies — in particular peripheral countries such as Spain and Italy — benefited from the European Central Bank’s quantitative easing (QE) program. Europe’s version of QE sparked a rally in both stocks and bonds, though it also weakened the euro currency. During the summer, however, investor focus turned to Greece’s debt and liquidity crisis, leading to significant market volatility in Europe as well as globally. Following an agreement creating a new support package for Greece and an easing of the crisis there, in August investors turned their attention to reports of significant weakness in China’s economy, leading to even greater market fluctuations near the close of the period.

"We continue to believe that following a prolonged period of economic hardship in Europe — and despite occasional bouts of market volatility — the benefits from structural reforms by a number of European countries will continue to lead to gradually strengthening GDP for the Continent and improving earnings for firms based in Europe."

Positive Contributors to Fund Performance

Since the fund’s inception in November 2014, the managers have positioned the fund based on their belief that conditions for economic recovery in Europe appear to be in place, in part because the Eurozone financial crisis forced structural reforms in a number of countries. An overweight in consumer discretionary stocks during the period, meant to take advantage of the European recovery, helped performance. The fund’s significant underweight in energy stocks compared with the benchmark also contributed to relative return as oil prices plunged during the period. Stock selection in financials made the largest overall contribution to performance during the abbreviated fiscal year, and selection in health care and industrials also was additive. Lastly, the fund benefited from a 100% currency hedge put in place in mid-February 2015 because of weakness in the euro currency.

Negative Contributors to Fund Performance

During the abbreviated fiscal year, underweights to financials and consumer staples stocks detracted from performance, as did stock selection within the consumer discretionary sector.

Outlook and Positioning

We continue to believe that following a prolonged period of economic hardship in Europe — and despite occasional bouts of market volatility — the benefits from structural reforms by a number of European countries will continue to lead to gradually strengthening GDP for the Continent and improving earnings for firms based in Europe. The stocks that the managers are choosing for the portfolio reflect this, as the fund is emphasizing companies that are benefiting from the European domestic recovery. In terms of sectors, the fund is overweight telecommunications and consumer discretionary stocks, and significantly underweight in energy due to uncertainty regarding where the "floor" will be for oil prices in the near future.

Going forward, corporate earnings in Europe remain at fairly depressed levels, whereas earnings for U.S. companies have significantly recovered from the slump that began in 2008. We look for the earnings gap between European-based and U.S.-based companies to close, which reinforces our optimism regarding the prospects for European equities.

Ten Largest Common Stocks at August 31, 2015 (25.4% of Net Assets)	Country	Percent
1. ING Groep NV Offers financial services to individuals, corporations and other institutions	Netherlands	3.3%
2. Novartis AG Manufacturer of pharmaceutical and consumer health care products	Switzerland	3.3%
3. Unilever NV Manufactures branded and packaged consumer goods	United Kingdom	2.7%
4. Ferrovial SA Infrastructure operator and industrial company	Spain	2.4%
5. Lloyds Banking Group PLC Offers a range of banking and financial services	United Kingdom	2.4%
6. Deutsche Telekom AG Offers fixed-line and mobile telephone and information technology services for businesses	Germany	2.3%
7. Orange SA Provides telecommunication services to residential and commercial customers	France	2.3%
8. Vodafone Group PLC Mobile telecommunications company providing a range of services, including voice and data communications	United Kingdom	2.3%
9. Intesa Sanpaolo Offers banking and financial services	Italy	2.2%
10. Reckitt Benckiser Group PLC Manufactures and distributes a wide range of household, toiletry, pharmaceutical and food products on a global basis	United Kingdom	2.2%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

Portfolio Management Team

Britta Weidenbach, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Head of European Equities: Frankfurt.

— Joined Deutsche Asset & Wealth Management in 1999.

— Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Portfolio Manager — European Equities: Frankfurt.

— Joined Deutsche Asset & Wealth Management in 2003.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager — European Equities: Frankfurt.

— Joined Deutsche Asset & Wealth Management in 2009.

— Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Portfolio Manager — European Equities: Frankfurt.

— Joined Deutsche Asset & Wealth Management in 1999.

— Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index; underweight means that a fund holds a lower weighting in a given sector or stock.

Consumer discretionary stocks represent companies that make and market goods and services that are considered non-essential. Sub-categories of stocks within the consumer discretionary sector include retailers, media, consumer services, consumer durables and apparel, and automobiles.

Consumer staples stocks represent companies that make products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

Performance Summary August 31, 2015 (Unaudited)

Class A	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	1.80%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.05%
MSCI Europe Index†	–1.94%
Class C	Life of Fund*
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	1.20%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.20%
MSCI Europe Index†	–1.94%
Class S	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	1.90%
MSCI Europe Index†	–1.94%
Institutional Class	Life of Fund*
Average Annual Total Returns as of 8/31/15
No Sales Charges	2.01%
MSCI Europe Index†	–1.94%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated November 3, 2014 are 1.72%, 2.44%, 1.50% and 1.30% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche European Equity Fund — Class A ■ MSCI Europe Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on November 11, 2014.

† The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/15	$ 10.18	$ 10.12	$ 10.19	$ 10.20
11/11/14 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Distribution Information as of 8/31/15
Income Dividends, Ten Months	$ —	$ —	$ —	$ .001

Investment Portfolio as of August 31, 2015

	Shares	Value ($)

Common Stocks 91.9%
Belgium 3.2%
Anheuser-Busch InBev SA	7,752	847,854
KBC Groep NV	12,315	817,049
(Cost $1,701,777)		1,664,903
Denmark 1.1%
Novo Nordisk AS ''B" (Cost $535,890)	9,902	546,878
Finland 2.1%
Sampo Oyj "A"	12,411	599,468
Stora Enso Oyj "R"	53,243	474,181
(Cost $1,134,290)		1,073,649
France 12.7%
AXA SA	21,743	548,905
BNP Paribas SA	14,351	906,823
Essilor International SA	5,878	703,667
L'Oreal SA	3,096	530,516
Orange SA	73,349	1,163,123
Renault SA	6,780	564,729
Societe Generale	20,846	1,020,179
Vinci SA	16,743	1,078,903
(Cost $6,628,386)		6,516,845
Germany 14.6%
Bayer AG (Registered)	2,208	299,947
Continental AG	2,350	499,716
Daimler AG (Registered)	10,604	853,832
Deutsche Post AG (Registered)	33,434	920,800
Deutsche Telekom AG (Registered)	69,181	1,184,162
Fresenius SE & Co. KGaA	9,486	671,158
HeidelbergCement AG	7,448	563,236
SAP SE	9,319	627,015
Telefonica Deutschland Holding AG	126,465	771,434
United Internet AG (Registered)	11,229	546,229
Wirecard AG	13,414	560,405
(Cost $7,715,816)		7,497,934
Italy 7.1%
Anima Holding SpA 144A	53,391	506,562
Enel SpA	184,708	833,920
Intesa Sanpaolo	311,706	1,139,835
Luxottica Group SpA	9,901	670,819
Moncler SpA	13,292	240,589
Salvatore Ferragamo SpA	10,620	286,999
(Cost $3,684,290)		3,678,724
Netherlands 7.5%
ASML Holding NV	8,333	764,280
ING Groep NV (CVA)	110,976	1,705,746
Royal Dutch Shell PLC "A"	25,075	656,909
Royal Dutch Shell PLC "B"	28,285	741,923
(Cost $4,104,820)		3,868,858
Norway 1.3%
Telenor ASA (Cost $685,984)	32,613	651,269
Spain 8.4%
Ferrovial SA	52,587	1,256,479
Gamesa Corp. Tecnologica SA	49,923	753,407
Inditex SA	31,219	1,043,258
NH Hotel Group SA*	111,188	626,387
Telefonica SA	44,617	630,951
(Cost $4,231,575)		4,310,482
Sweden 3.0%
Meda AB "A"	33,963	521,953
Nordea Bank AB	43,768	519,032
Svenska Cellulosa AB "B"	18,300	522,766
(Cost $1,602,972)		1,563,751
Switzerland 12.5%
Dufry AG (Registered)*	5,228	705,409
Nestle SA (Registered)	12,251	902,735
Novartis AG (Registered)	17,107	1,677,368
Roche Holding AG (Genusschein)	3,870	1,059,681
Straumann Holding AG (Registered)	2,498	749,637
Syngenta AG (Registered)	1,394	483,874
UBS Group AG (Registered)*	39,931	827,412
(Cost $6,579,669)		6,406,116
United Kingdom 18.4%
British Land Co. PLC (REIT)	48,622	611,806
Burberry Group PLC	24,113	521,877
Croda International PLC	11,823	524,678
International Consolidated Airlines Group SA*	109,828	907,592
ITV PLC	210,433	807,919
Lloyds Banking Group PLC	1,054,813	1,253,213
Next PLC	4,890	596,169
Reckitt Benckiser Group PLC	12,794	1,131,529
Unilever NV (CVA)	34,199	1,373,417
Vodafone Group PLC	334,482	1,163,012
Whitbread PLC	7,901	580,936
(Cost $9,830,492)		9,472,148
Total Common Stocks (Cost $48,435,961)		47,251,557

Cash Equivalents 13.8%
Central Cash Management Fund, 0.10% (a) (Cost $7,108,851)	7,108,851	7,108,851
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $55,544,812)†	105.7	54,360,408
Other Assets and Liabilities, Net	(5.7)	(2,923,738)
Net Assets	100.0	51,436,670

* Non-income producing security.

† The cost for federal income tax purposes was $55,577,949. At August 31, 2015, net unrealized depreciation for all securities based on tax cost was $1,217,541. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $520,243 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,737,784.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CVA: Certificaten Van Aandelen (Certificate of Stock)

REIT: Real Estate Investment Trust

At August 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	9/18/2015	50	1,834,155	86,967

At August 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	4,481,000	USD	5,036,577	9/30/2015	6,173	Merrill Lynch & Co., Inc.
EUR	36,527,000	USD	41,252,352	9/30/2015	246,867	UBS AG
Total unrealized appreciation					253,040
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	2,579,819	GBP	1,862,000	9/18/2015	(38,643)	Merrill Lynch & Co., Inc.
Currency Abbreviations
EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and foreign forward currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$1,664,903	$—	$1,664,903
Denmark	—	546,878	—	546,878
Finland	—	1,073,649	—	1,073,649
France	—	6,516,845	—	6,516,845
Germany	—	7,497,934	—	7,497,934
Italy	—	3,678,724	—	3,678,724
Netherlands	—	3,868,858	—	3,868,858
Norway	—	651,269	—	651,269
Spain	—	4,310,482	—	4,310,482
Sweden	—	1,563,751	—	1,563,751
Switzerland	—	6,406,116	—	6,406,116
United Kingdom	—	9,472,148	—	9,472,148
Short-Term Investments	7,108,851	—	—	7,108,851
Derivatives (b)
Futures Contracts	86,967	—	—	86,967
Forward Foreign Currency Exchange Contracts	—	253,040	—	253,040
Total	$7,195,818	$47,504,597	$—	$54,700,415
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (b)
Forward Foreign Currency Exchange Contracts	$—	$(38,643)	$—	$(38,643)

There have been no transfers between fair value measurement levels during the period ended August 31, 2015.

(b) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $48,435,961)	$ 47,251,557
Investment in Central Cash Management Fund (cost $7,108,851)	7,108,851
Total investments in securities, at value (cost $55,544,812)	54,360,408
Foreign currency, at value (cost $165,883)	166,078
Deposit with broker for futures contracts	180,712
Receivable for Fund shares sold	1,381,220
Dividends receivable	40,149
Receivable for variation margin on futures contracts	2,754
Unrealized appreciation on forward foreign currency exchange contracts	253,040
Foreign taxes recoverable	25,041
Other assets	9,868
Total assets	56,419,270
Liabilities
Payable for investments purchased	4,794,440
Payable for Fund shares redeemed	4,834
Unrealized depreciation on forward foreign currency exchange contracts	38,643
Accrued management fee	29,593
Accrued Directors' fee	1,410
Other accrued expenses and payables	113,680
Total liabilities	4,982,600
Net assets, at value	$ 51,436,670
Net Assets Consist of
Net investment loss	(812,208)
Net unrealized appreciation (depreciation) on: Investments	(1,184,404)
Futures	86,967
Foreign currency	213,403
Accumulated net realized gain (loss)	(502,950)
Paid-in capital	53,635,862
Net assets, at value	$ 51,436,670

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,439,245 ÷ 1,418,144 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.18
Maximum offering price per share (100 ÷ 94.25 of $10.18)	$ 10.80

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,351,467 ÷ 331,142 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.12
Class S Net Asset Value, offering and redemption price(a) per share ($19,895,244 ÷ 1,952,087 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.19
Institutional Class Net Asset Value, offering and redemption price(a) per share ($13,750,714 ÷ 1,348,154 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.20

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the period from November 11, 2014 (commencement of operations) to August 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $49,439)	$ 450,342
Income distributions — Central Cash Management Fund	933
Total income	451,275
Expenses: Management fee	111,041
Administration fee	13,880
Services to shareholders	6,535
Distribution and service fees	14,433
Custodian fee	50,808
Professional fees	60,664
Reports to shareholders	31,282
Registration fees	14,762
Directors' fees and expenses	3,076
Other	14,211
Total expenses before expense reductions	320,692
Expense reductions	(121,932)
Total expenses after expense reductions	198,760
Net investment income (loss)	252,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(490,756)
Futures	(12,630)
Foreign currency	(1,064,202)
Payments by affiliates (see Note G)	436
(1,567,152)
Change in net unrealized appreciation (depreciation) on: Investments	(1,184,404)
Futures	86,967
Foreign currency	213,403
(884,034)
Net gain (loss)	(2,451,186)
Net increase (decrease) in net assets resulting from operations	$ (2,198,671)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended August 31, 2015*

Operations: Net investment income (loss)	$ 252,515
Net realized gain (loss)	(1,567,152)
Change in net unrealized appreciation (depreciation)	(884,034)
Net increase (decrease) in net assets resulting from operations	(2,198,671)
Distributions to shareholders from: Net investment income: Institutional Class	(521)
Fund share transactions: Proceeds from shares sold	56,995,890
Reinvestment of distributions	516
Payments for shares redeemed	(8,367,823)
Redemption fees	19,279
Net increase (decrease) in net assets from Fund share transactions	48,647,862
Increase (decrease) in net assets	46,448,670
Net assets at beginning of period (initial capital)	4,988,000
Net assets at end of period (including net investment loss of $812,208)	$ 51,436,670

* For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.18
Net realized and unrealized gain (loss)	(.01)[e]
Total from investment operations	.17
Redemption fees	.01
Net asset value, end of period	$ 10.18
Total Return (%)[c,d]	1.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14
Ratio of expenses before expense reductions (%)	2.39*
Ratio of expenses after expense reductions (%)	1.53*
Ratio of net investment income (%)	2.01*
Portfolio turnover rate (%)	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

Class C	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss)	.06[e]
Total from investment operations	.11
Redemption fees	.01
Net asset value, end of period	$ 10.12
Total Return (%)[c,d]	1.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	3.16*
Ratio of expenses after expense reductions (%)	2.29*
Ratio of net investment income (%)	.58*
Portfolio turnover rate (%)	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

Class S	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.12
Net realized and unrealized gain (loss)	.06[d]
Total from investment operations	.18
Redemption fees	.01
Net asset value, end of period	$ 10.19
Total Return (%)[c]	1.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20
Ratio of expenses before expense reductions (%)	2.23*
Ratio of expenses after expense reductions (%)	1.37*
Ratio of net investment income (%)	1.44*
Portfolio turnover rate (%)	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

Institutional Class	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17
Net realized and unrealized gain (loss)	.02[d]
Total from investment operations	.19
Less distributions from: Net investment income	(.00)***
Redemption fees	.01
Net asset value, end of period	$ 10.20
Total Return (%)[c]	2.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14
Ratio of expenses before expense reductions (%)	2.19*
Ratio of expenses after expense reductions (%)	1.30*
Ratio of net investment income (%)	1.95*
Portfolio turnover rate (%)	39**

[a] For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche European Equity Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2015, the Fund had $383,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

In addition, from January 01, 2015 through August 31, 2015, the Fund elects to defer qualified late year losses of approximately $598,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2016.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$ (383,000)
Net unrealized appreciation (depreciation) on investments	$ (1,217,541)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Period Ended August 31, 2015*
Distributions from ordinary income	$ 521

* For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

Redemption. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2015 is included in a table following the Fund's Investment Portfolio. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,834,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2015 is included in a table following the Fund's Investment Portfolio. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from $0 to approximately $46,289,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from $0 to approximately $355,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,955,000.

The following table summarizes the value of the Fund's derivative instruments held as of August 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 86,967	$ —	$ 86,967
Foreign Currency Contracts (b)	—	253,040	253,040
	$ 86,967	$ 253,040	$ 340,007

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Currency Contracts (a)	$ (38,643)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period from November 11, 2014 (commencement of operations) to August 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (12,630)	$ —	$ (12,630)
Foreign Currency Contracts (b)	—	(1,095,553)	(1,095,553)
	$ (12,630)	$ (1,095,553)	$ (1,108,183)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ 86,967	$ —	$ 86,967
Foreign Currency Contracts (b)	—	(214,397)	(214,397)
	$ 86,967	$ (214,397)	$ (127,430)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparties, including any collateral exposure, is included in the following table:

Counterparties	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Merrill Lynch & Co., Inc.	$ 6,173	$ (6,173)	$ —	$ —
UBS AG	246,867	—	—	246,867
	$ 253,040	$ (6,173)	$ —	$ 246,867
Counterparties	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Merrill Lynch & Co., Inc.	$ 38,643	$ (6,173)	$ —	$ 32,470

C. Purchases and Sales of Securities

During the period from November 11, 2014 (commencement of operations) to August 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $55,943,192 and $7,031,322, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annualized rate (exclusive of any applicable waivers/reimbursements) of 0.80%.

Effective November 11, 2014 (commencement of operations) through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.55%
Class C	2.30%
Class S	1.40%
Institutional Class	1.30%

For the period from November 11, 2014 (commencement of operations) to August 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 36,843
Class C	6,237
Class S	18,745
Institutional Class	60,107
$ 121,932

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the Administration Fee was $13,880, of which $3,411 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 739	$ 326
Class C	128	52
Class S	1,194	554
Institutional Class	308	128
	$ 2,369	$ 1,060

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class C	$ 5,407	$ 1,867

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annualized Rate
Class A	$ 7,493	$ 5,396.18%
Class C	1,533	181.21%
	$ 9,026	$ 5,577

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from November 11, 2014 (commencement of operations) to August 31, 2015 aggregated $16,126.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the CDSC for Class C shares aggregated $1,756. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, DDI received $472 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from November 11, 2014 (commencement of operations) to August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $14,298, of which $5,728 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund (effective March 26, 2015) and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended August 31, 2015*
	Shares	Dollars
Shares sold
Class A	1,713,635	$ 18,593,213
Class C	341,440	3,702,979
Class S	2,093,374	21,887,294
Institutional Class	1,172,095	12,812,404
		$ 56,995,890
Shares issued to shareholders in reinvestment of distributions
Institutional Class	51	$ 516
		$ 516
Shares redeemed
Class A	(305,491)	$ (3,292,379)
Class C	(20,298)	(219,555)
Class S	(151,287)	(1,641,455)
Institutional Class	(292,792)	(3,214,434)
		$ (8,367,823)
Redemption fees		$ 19,279
Net increase (decrease)
Class A	1,408,144	$ 15,319,913
Class C	321,142	3,483,424
Class S	1,942,087	20,245,839
Institutional Class	879,354	9,598,686
		$ 48,647,862
Initial Capital
Class A	10,000	$ 100,000
Class C	10,000	100,000
Class S	10,000	100,000
Institutional Class	468,800	4,688,000
		$ 4,988,000

* For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

G. Payment by Affiliates

During the period ended August 31, 2015, the Advisor fully reimbursed the Fund $436 to compensate for a breach of the Fund’s investment policies. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and the Shareholders of Deutsche European Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche European Equity Fund (the "Fund") at August 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provides a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 952.30	$ 948.50	$ 953.20	$ 953.30
Expenses Paid per $1,000*	$ 7.53	$ 11.25	$ 6.74	$ 6.40
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,017.49	$ 1,013.66	$ 1,018.30	$ 1,018.65
Expenses Paid per $1,000*	$ 7.78	$ 11.62	$ 6.97	$ 6.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche European Equity Fund	1.53%	2.29%	1.37%	1.30%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the Deutsche European Equity Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors regularly meet to discuss fund matters. The Directors met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Directors were advised by a fee consultant retained by the Directors (the "Fee Consultant") in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. The Board did, however, receive and consider information regarding DIMA and its affiliates’ experience and performance managing a similar fund offered primarily to European investors (the "Deutsche Europe Fund"). On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.55%, 2.30%, 1.30% and 1.40% of average net assets of Class A, Class C, Institutional Class, and Class S shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board also considered information regarding the fees and expenses of the Deutsche Europe Fund. The Board took note of the differences in services provided to Deutsche U.S. mutual funds as compared to the Deutsche Europe Fund and that such differences made comparison difficult. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DEEF-2
(R-039438-1 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche European Equity fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$45,000	$0	$0	$0
2014	n/a	$0	$0	$0

*Fund commenced operations on November 11, 2014.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche European Equity Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015